UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 9, 2007
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32548	52-2141938
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

46000 Center Oak Plaza
Sterling, Virginia	20166
(Address of principal executive offices)	(Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 9, 2007, the Federal Communications Commission delivered a modification to the North American Numbering Plan Administrator agreement (the “Agreement”) awarded to NeuStar, Inc. by the Federal Communications Commission. The principal effect of the modification was to exercise the final one-year extension to the term of the Agreement, as a result of which the term of the Agreement will run through July 8, 2008.
     In addition to serving as the North American Numbering Plan Administrator under the Agreement, the Company has in the past served, and continues to serve, as the National Pooling Administrator pursuant to a separate contract with the FCC.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On July 10, 2007, the Board of Directors, acting on a recommendation from the Compensation Committee, amended and restated the NeuStar, Inc. 2005 Key Employee Severance Pay Plan (the “Plan”), effective October 9, 2007. The principal effects of the amendments were to: (1) rename the Plan the NeuStar, Inc. 2007 Key Employee Severance Pay Plan; (2) provide enhanced severance benefits for qualifying terminations, including 150% of salary for the Chief Executive Officer, pro-rata bonuses and reimbursement of health care premiums for all key employees, and full-year bonuses for key employees terminated following a corporate transaction, all as defined in the Plan; (3) modify the definitions of “good reason” and “cause” under the Plan; (4) permit the Compensation Committee to extend the non-solicitation obligation in the Plan for an additional year, consistent with the non-compete obligation; (5) extend the non-disparagement obligation in perpetuity; and (6) make technical changes intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). A copy of the Plan, as amended and restated, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     On July 10, 2007, the Compensation Committee approved a technical amendment to the NeuStar, Inc. Annual Performance Incentive Plan intended to comply with Section 409A of the Code. A copy of the Annual Performance Incentive Plan, as amended, is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Compensation Committee also approved technical amendments to the Performance Award Agreements, dated March 1, 2007, between NeuStar and its executive officers, including each of the executive officers identified as “named executive officers” under Securities and Exchange Commission rules (Jeffrey E. Ganek, Jeffrey A. Babka, Mark D. Foster and John B. Spirtos). The amendments are intended to comply with Section 409A of the Code. A form of the Performance Award Agreement, as amended, is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.
     Finally, the Compensation Committee approved a technical amendment to the Restricted Stock Unit Agreement, dated March 5, 2007, between NeuStar and Lawrence J. Bouman. The amendment is intended to comply with Section 409A of the Code. A form of the Restricted Stock Unit Agreement, as amended, is attached as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On July 10, 2007, the Board of Directors amended the Amended and Restated Bylaws to permit NeuStar to continue to issue uncertificated shares. A copy of the Amended and Restated Bylaws, as amended, is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of NeuStar, Inc.

99.1	NeuStar, Inc. 2007 Key Employee Severance Pay Plan.

99.2	NeuStar, Inc. Annual Performance Incentive Plan.

99.3	Form of Performance Award Agreement under the NeuStar, Inc. 2005 Stock Incentive Plan, as amended as of July 10, 2007.

99.4	Restricted Stock Unit Agreement under the NeuStar, Inc. 2005 Stock Incentive Plan, by and between NeuStar, Inc. and Lawrence J. Bouman, made as of March 5, 2007 and amended as of July 10, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2007	NEUSTAR, INC.
	By:	/s/ Jeffrey E. Ganek
		Name:	Jeffrey E. Ganek
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of NeuStar, Inc.

99.1	NeuStar, Inc. 2007 Key Employee Severance Pay Plan.

99.2	NeuStar, Inc. Annual Performance Incentive Plan.

99.3	Form of Performance Award Agreement under the NeuStar, Inc. 2005 Stock Incentive Plan, as amended as of July 10, 2007.

99.4	Restricted Stock Unit Agreement under the NeuStar, Inc. 2005 Stock Incentive Plan, by and between NeuStar, Inc. and Lawrence J. Bouman, made as of March 5, 2007 and amended as of July 10, 2007.